EXHIBIT 32 (a)

    CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Northland Cable Television, Inc. and Subsidiary (the "Company") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, John Whetzell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

         (1) The Form 10-Q fully complies with the requirements of Section 13 (a) or (15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78(d)); and

         (2) The information contained in the Form 10-Q fairly presents in all material respects, the financial condition and results of operations of the Company.

DATE: 5-17-04



/s/ JOHN S. WHETZELL
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John S. Whetzell
Chief Executive Officer

A signed original of this written statement will be retained by Northland Cable Television, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.